UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2022

Keros Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39264	81-1173868
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

99 Hayden Avenue, Suite 120, Building E Lexington, Massachusetts		02421
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 314-6297

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KROS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2022, Keros Therapeutics, Inc. (the “Company”) entered into an offer letter (the “Offer Letter”) with Jennifer Lachey, which superseded in full Dr. Lachey’s Executive Employment Agreement dated March 16, 2020, as amended by that certain amendment dated January 1, 2022 (the “Prior Employment Agreement”), to be effective September 1, 2022. Pursuant to the Offer Letter, Dr. Lachey’s schedule and benefits eligibility will be adjusted to 75% of that for a full-time employee. Dr. Lachey’s base salary will also be adjusted to be 75% of her previous base salary. In addition, as of the effective date, the number of shares subject to the then unvested portions of Dr. Lachey's remaining options (the “Unvested Options”) will be adjusted, such that only 75% of the number of shares subject to each of the Unvested Options will remain outstanding.

Under the terms of the Offer Letter, Dr. Lachey is no longer eligible for severance upon a termination without cause or a resignation for good reason. By entering into the Offer Letter, Dr. Lachey acknowledged that the change in her terms of employment was at her request and the Offer Letter does not constitute grounds for “good reason” pursuant to the Prior Employment Agreement.

In addition, the Board determined that the duties and responsibilities of Dr. Lachey have evolved such that she is no longer an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or an “executive officer” within the meaning of Rule 3b-7 under the Exchange Act. She remains employed by the Company and her title has been changed from Chief Scientific Officer to Senior Vice President of Discovery.

Item 7.01     Regulation FD Disclosure.

On August 4, 2022, the Company updated its corporate presentation for use in meetings with investors, analysts and others. The presentation is available through the Company’s website and a copy is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Such information and the accompanying Exhibit 99.1 are not incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Corporate Presentation dated August 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEROS THERAPEUTICS, INC.

By:	/s/ Jasbir Seehra
Jasbir Seehra, Ph.D. Chief Executive Officer
Dated: August 4, 2022